                      LBHI MORTGAGE LOAN PURCHASE AGREEMENT

          Mortgage Loan Purchase Agreement, dated as of July 19, 2007 (the
"Agreement"), between Lehman Brothers Holdings Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Structured Asset
Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans";
and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates") to be identified as the LB Commercial Mortgage Trust 2007-C3,
Commercial Mortgage Pass-Through Certificates, Series 2007-C3. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of July 11, 2007 (the "Pooling and
Servicing Agreement"), between the Purchaser, as depositor, KeyCorp Real Estate
Capital Markets, Inc., as master servicer (the "Master Servicer"), Midland Loan
Services, Inc., as special servicer (the "Special Servicer"), and LaSalle Bank
National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and
Servicing Agreement, as in effect on the Closing Date.

          The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman") and Citigroup Global Markets Inc. ("CITI" and together with
Lehman, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriter all of the Certificates that are to be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase
Agreement"), dated as of the date hereof, with Lehman (the "Placement Agent"), whereby the Purchaser will sell to the Placement Agent all of the remaining
Certificates (other than the Residual Interest Certificates).

          In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Placement Agent have entered into an
Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the
Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the
"Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans accepted by the
Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $3,233,794,172 (the "Initial LBHI Pool Balance")
as of the close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on July
26, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial LBHI Pool Balance, plus interest accrued on each Mortgage Loan at the related Mortgage Rate (net of the related
Administrative Cost Rate), for the period from and including July 11, 2007 up to but not including the Closing Date, which cash amount shall be paid to the
Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the
Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 6 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

          (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and
Servicing Agreement, with copies of each Mortgage File to be delivered by the
Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master Servicer (or, at the direction of the Master Servicer, to the appropriate Sub-Servicer), or, in the case of an Outside Serviced Trust Mortgage Loan, the applicable Outside
Servicer, all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans. In addition, the Seller shall, in the case of each Mortgage Loan that is an Outside Serviced
Trust Mortgage Loan, deliver to and deposit with the master Servicer, within 45 days of the Closing Date, a copy of the mortgage file that was delivered to the related Outside Trustee under the related Non Trust Mortgage Loan Securitization
Agreement or to a custodian under a custodial agreement that relates solely to such Outside Serviced Trust Mortgage Loan, as applicable.

          (d) The Seller shall, through an Independent third party (the
"Recording Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording information is available to the Recording Agent), cause (i) each assignment of Mortgage and each assignment of Assignment of Leases, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for recordation in the appropriate public office for real property records, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public recording office, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the
Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master
Servicer); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of
Leases, a certified copy of the recorded original shall be forwarded to the

                                        2

Trustee. If any such document or instrument is lost or returned unrecorded because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording and delivery contemplated in the preceding paragraph, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording or delivery performed by the
Trustee at the Seller's or the Purchaser's request and the fees of the Recording
Agent.

          Pursuant to the Pooling and Servicing Agreement and a letter agreement dated July 26, 2007 (the "Filing Letter Agreement") between Anthracite Capital
Inc. (the "Payee"), the Depositor and the Trustee, the Trustee, through a third party (the "Filing Agent") retained by it, as and in the manner provided in the
Pooling and Servicing Agreement and at the expense of the Payee (and in any event within 45 days following the later of the Closing Date and the date on which all necessary filing information is available to the Filing Agent), is required to cause (i) each assignment of Uniform Commercial Code financing statements prepared by the Seller, in favor of, and delivered as part of the related Mortgage File to the Trustee, to be submitted for filing in the appropriate public office, and (ii) such assignments to be delivered to the
Trustee following their return by the applicable public filing office, with copies of any such returned assignments to be delivered by the Trustee to the
Master Servicer, at the expense of the Seller, at least every 90 days after the
Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer). The Seller hereby agrees to reasonably cooperate with the Trustee and the Filing Agent with respect to the filing of the assignments of Uniform Commercial Code financing statements as described in this paragraph and to forward to the Trustee filing confirmation, if any, received in connection with such Uniform Commercial Code financing statements filed in accordance with this paragraph. Notwithstanding the foregoing, to the extent the Trustee provides the Payee, pursuant to the Filing
Letter Agreement, with an invoice for the expenses (i) reasonably to be incurred in connection with the filings referred to in this paragraph and (ii) required to be paid by the Payee pursuant to the Filing Letter Agreement, and such expenses are not paid by the Payee in advance of such filings, the Trustee, pursuant to the Pooling and Servicing Agreement and the Filing Letter Agreement
and at the expense of the Seller, shall only be required to cause the Filing
Agent to file the assignments of such Uniform Commercial Code financing statements with respect to Mortgage Loans secured by hotel or hospitality properties.

          (e) With respect to any Mortgage Loan (other than an Outside Serviced
Trust Mortgage Loan), the Seller shall deliver to and deposit with the Master
Servicer, within 45 days of the Closing Date, the Mortgage Loan Origination
Documents (other than any document that constitutes part of the Mortgage File for such Mortgage Loan); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          (f) After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions

                                        3

required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

          (g) In connection with the obligations of the Master Servicer under the Pooling and Servicing Agreement, with regard to each Mortgage Loan (other than an Outside Serviced Trust Mortgage Loan) that is secured by the interests of the related Mortgagor in a hospitality property (identified on Schedule VI to the Pooling and Servicing Agreement) and each Mortgage Loan (other than an
Outside Serviced Trust Mortgage Loan) that has a related letter of credit, the
Seller shall deliver to and deposit with the Master Servicer, on or before the
Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in the event, with respect to a
Mortgage Loan (other than an Outside Serviced Trust Mortgage Loan) with a related letter of credit, the Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with
Section 3.01(e) of the Pooling and Servicing Agreement, the Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the Trustee.

          (h) Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) and provide the
Seller and the Controlling Class Representative and the Special Servicer with a certificate (the "Master Servicer Certification") within 90 days of the Closing
Date acknowledging its (or the appropriate Sub-Servicer's) receipt as of the date of the Master Servicer Certification of such documents actually received;
provided that such review shall be limited to identifying the document received, the Serviced Trust Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate). Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the date occurring 18 months following the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

          (i) In addition, on the Closing Date, the Seller shall deliver to the
Master Servicer for deposit in the Pool Custodial Account the Initial Deposits relating to the Mortgage Loans.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting

                                        4

     the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's organizational documents, (B)
     violate any law or regulation or any administrative decree or order to which the Seller is subject, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
     under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Seller or the performance by the Seller of its obligations under this Agreement.

               (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement; and no bulk sale law applies to such transactions.

               (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

               (viii) Under generally accepted accounting principles ("GAAP")
     and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the
     Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will

                                        5

     exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the
     Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

               (ix) No proceedings looking toward merger, liquidation,
     dissolution or bankruptcy of the Seller are pending or contemplated.

          (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties made by the initial Purchaser pursuant to Section 2.04(b) of the Pooling and Servicing
Agreement, except that all references therein to the "Depositor" shall be deemed to be references to the Seller and all references therein to the Mortgage Pool shall be deemed to be references to all the Securitized Loans.

          SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

               (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The
     Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage
     Loans to the Trustee.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the
     Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

               (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                                        6

               (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the
     Purchaser, as provided herein, as a sale of the Mortgage Loans to the
     Purchaser in exchange for the consideration specified in Section 1 hereof.

          SECTION 5. Notice of Breach; Cure; Repurchase.

          (a) If the Seller receives written notice or obtains actual knowledge with respect to any Mortgage Loan (i) that any document constituting a part of clauses (a)(i) through (a)(xiii) (or, in the case of an Outside Serviced Trust
Mortgage Loan, clause (b)(i)) of the definition of "Mortgage File" or a document, if any, specifically set forth on Schedule IX to the Pooling and
Servicing Agreement has not been executed (if applicable) or is missing (a
"Document Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to Section 3(b) hereof (each such breach, a
"Breach") relating to any Mortgage Loan, and such Document Defect or Breach, as of the date specified in the fourth paragraph of Section 2.03(a) to the Pooling and Servicing Agreement, materially and adversely affects the value of the
Mortgage Loan, then such Document Defect shall constitute a "Material Document
Defect" or such Breach shall constitute a "Material Breach", as the case may be.
In the event that the Seller obtains actual knowledge of a Material Document
Defect or Material Breach, then the Seller shall deliver written notification to the Purchaser with respect thereto. Then, following receipt of a
Seller/Depositor Notification with respect to such Material Document Defect or
Material Breach, as the case may be, the Seller shall cure, repurchase or cover the loss of value with respect to the subject Mortgage Loan, as the case may be, if and to the extent the Depositor is required to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03(a) of the Pooling and Servicing
Agreement.

          (b) In the event the Seller is obligated to repurchase any Mortgage
Loan pursuant to this Section 5, such obligation shall extend to any successor
REO Mortgage Loan with respect thereto as to which (A) the subject Material
Breach existed as to the subject predecessor Mortgage Loan prior to the date the related Mortgaged Property became an REO Property or within 90 days thereafter, and (B) as to which the Seller had received, no later than 90 days following the date on which the related Mortgaged Property became an REO Property, a
Seller/Depositor Notification from the Trustee regarding the occurrence of the applicable Material Breach and directing the Seller to repurchase the subject
Mortgage Loan.

          (c) If one or more (but not all) of the Mortgage Loans constituting a
Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related
Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto;
provided that, if such Cross-Collateralized Group is still subject to the
Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an
Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse
Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an
Adverse Rating Event to occur with respect to any Class of Certificates and (ii)
the Controlling Class Representative (if one is

                                        7

acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the
Seller (or by the Depositor) within 10 Business Days of the Controlling Class
Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire
Cross-Collateralized Group in lieu of terminating the cross-collateralization.
All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the
Mortgage Loan(s) to be repurchased. If the cross-collateralization of any
Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether the subject Breach or Document Defect, as the case may be, materially and adversely affects the value of such Cross-Collateralized Group, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

          (d) It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the
Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such
Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the
Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

          (e) Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or
Document Defect. It is understood and agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the
Purchaser with respect to any Breach or Document Defect.

          (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller made by virtue of the Depositor's representation set forth in, or made pursuant to paragraph (xlviii) of Schedule II to the Pooling and Servicing Agreement,
specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related
Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor,
(iv) are the basis of such Breach and (v) constitute "Covered Costs". Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph shall constitute "Liquidation Proceeds" for all purposes of the
Pooling and Servicing Agreement (other than Section 3.11(c) of the Pooling and
Servicing Agreement).

                                        8

          (g) In addition, subject to Section 5(f) and the last three sentences of this paragraph, if the Depositor determines that a Material Breach (other than a Material Breach of a representation or warranty on the part of the
Depositor set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing Agreement) or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section
2.03(a) of the Pooling and Servicing Agreement, then in lieu of repurchasing the subject Mortgage Loan, the Seller shall pay a cash amount equal to the Loss of
Value Payment, and any costs incurred in connection with such Material Breach or
Material Document Defect, as the case may be, in each case required to be paid by the Depositor (or, payable by the Depositor due to the Depositor's exercise of its option) under Section 2.03(e) of the Pooling and Servicing Agreement, but
only if and to the extent the Depositor is required or elects to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03 of the Pooling and Servicing Agreement. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material
Breach or Material Document Defect and the Seller shall not be obligated to otherwise cure such Material Breach or Material Document Defect or repurchase the affected Mortgage Loan based on such Material Breach or Material Document
Defect under any circumstances. Notwithstanding the foregoing provisions of this
Section 5(g), if 95% or more of the loss of value to a Mortgage Loan was caused by a Material Breach or Material Document Defect, which Material Breach or
Material Document Defect is not capable of being cured, this Section 5(g) shall not apply and the Seller shall be obligated to repurchase the affected Mortgage
Loan at the applicable Purchase Price in accordance with Section 5(a).
Furthermore, the Seller shall not have the option of delivering Loss of Value
Payments in connection with any Material Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value
Payment made by the Seller in accordance with this Section 5(g), the amount of such Loss of Value Payment shall be deposited into the Loss of Value Reserve
Fund to be applied in accordance with Section 3.05(e) of the Pooling and
Servicing Agreement.

          (h) Notwithstanding the foregoing, if there exists a Material Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing
Agreement, and the subject Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a Material
Document Defect or Material Breach that affects whether a Mortgage Loan is a
Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an
Adverse Grantor Trust Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

          (i) The parties hereto agree that any controversy or claim arising under Section 5(a), Section 5(b) and/or Section 5(g) of this Agreement shall be resolved in accordance with the Mediation/Arbitration procedures set forth in
Section 2.03(i) of the Pooling and Servicing Agreement. The parties to this
Agreement hereby agree to waive any right to trial by jury fully to the extent that any such right shall now or hereafter exist with regard to the rights and remedies contained in this Section 5, subject to the conditions set forth in
Section 2.03(i) of the Pooling and Servicing Agreement.

          SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Thacher Proffitt & Wood LLP, 2 World
Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the

                                        9

Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

          (b) Insofar as it affects the obligations of the Seller hereunder, the
Pooling and Servicing Agreement shall be in a form mutually acceptable to the
Purchaser and the Seller;

          (c) All documents specified in Section 7 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (d) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

          (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

          (g) Neither the Underwriting Agreement nor the Certificate Purchase
Agreement shall have been terminated in accordance with its terms.

          Both parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser and the Seller;

          (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

          (c) The Indemnification Agreement duly executed by the parties thereto;

          (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agent may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the
Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii)
the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (e) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agent may rely, to the effect that each individual who, as an officer or representative of the

                                       10

Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (f) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the
Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller issued by the Secretary of
State of the State of Delaware not earlier than 10 days prior to the Closing
Date;

          (g) A favorable opinion of Thacher Proffitt & Wood LLP, special counsel to the Seller, in form and substance reasonably acceptable to, and covering matters reasonably requested by, the initial Purchaser, dated the
Closing Date and addressed to the initial Purchaser, the Underwriters, the
Placement Agent, the Rating Agencies and, upon request, the other parties to the
Pooling and Servicing Agreement, together with such other opinions of Thacher
Proffitt & Wood LLP as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

          (h) A favorable opinion of in-house counsel to the Seller, in form and substance reasonably acceptable to, and covering matters reasonably requested by, the initial Purchaser, dated the Closing Date and addressed to the initial
Purchaser, the Underwriters, the Placement Agent, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

          (i) In the event any of the Certificates are mortgage related securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the
Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended; and

          (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

          SECTION 8. Costs. The Seller shall pay its Allocable Share of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial
Purchaser, the Underwriters, the Placement Agent and the sellers of the Other
Loans to the Purchaser in connection with the securitization of the Securitized
Loans and the other transactions contemplated by this Agreement, the
Underwriting Agreement and the Certificate Purchase Agreement. "Allocable Share"
shall mean a fraction (expressed as a percentage), the numerator of which is the aggregate outstanding principal balance of the Mortgage Loans as of the date of determination, and the denominator of which is the aggregate outstanding principal balance of all of the Securitized Loans on such date of determination.

          SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the
Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to
secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided

                                       11

for in Section 2 hereof shall be deemed to be a grant by the Seller to the
Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the
Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial
Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the
Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing
Agreement; and, in connection with the foregoing, the Seller authorizes the
Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the initial Purchaser to the Trustee).

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                                       12

          SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT
WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY
IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW AND SUBJECT
TO SECTION 5(i) HEREOF, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I)
SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN
NEW YORK CITY, TO THE EXCLUSION OF ALL OTHER COURTS, WITH RESPECT TO MATTERS
ARISING OUT OF OR RELATING TO THIS AGREEMENT OTHER THAN MATTERS TO BE SETTLED BY
MEDIATION OR ARBITRATION IN ACCORDANCE WITH SECTION 5(i) HEREOF; (II) AGREES
THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND
DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS, TO THE EXCLUSION OF ALL
OTHER COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN
INCONVENIENT FORUM IN CONNECTION WITH SUCH ACTION OR PROCEEDING COMMENCED IN
SUCH NEW YORK STATE OR FEDERAL COURTS; AND (IV) AGREES THAT A FINAL JUDGMENT IN
ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER
JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW;
PROVIDED, THAT IN THE EVENT SECTION 5(i) HEREOF IS INAPPLICABLE AND BOTH A NEW
YORK STATE AND A FEDERAL COURT SITTING IN NEW YORK IN WHICH AN ACTION OR
PROCEEDING HAS BEEN DULY AND PROPERLY COMMENCED BY ANY PARTY TO THIS AGREEMENT
REGARDING A MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT HAS REFUSED TO
ACCEPT JURISDICTION OVER OR OTHERWISE HAS NOT ACCEPTED SUCH ACTION OR PROCEEDING
WITHIN, IN THE CASE OF EACH SUCH COURT, 60 DAYS OF THE COMMENCEMENT OR FILING
THEREOF, THEN THE WORDS "TO THE EXCLUSION OF ALL OTHER COURTS" IN CLAUSE (I) AND
CLAUSE (II) OF THIS SENTENCE SHALL NOT APPLY WITH REGARD TO SUCH ACTION OR
PROCEEDING AND THE REFERENCE TO "SHALL" IN CLAUSE (II) OF THIS SECTION SHALL BE
DEEMED TO BE "MAY".

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, and their respective successors and permitted assigns.

          SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations

                                       13

hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the
Seller has consented to such amendment or modification in writing.

                                       14

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                      SELLER

                                      LEHMAN BROTHERS HOLDINGS INC.

                                      By: /s/ Catherine Harnett
                                          --------------------------------------
                                      Name: Catherine Harnett
                                      Title: Authorized Signatory

                                      Address for Notices:

                                      745 Seventh Avenue
                                      New York, New York 10019
                                      Attention: Scott Lechner
                                      Telecopier No.: (646) 758-4203

                                      PURCHASER

                                      STRUCTURED ASSET SECURITIES CORPORATION
                                      II

                                      By: /s/ Tracy Dembicer
                                          --------------------------------------
                                      Name: Tracy Dembicer
                                      Title: Senior Vice President

                                      Address for Notices:

                                      Structured Asset Securities Corporation II
                                      745 Seventh Avenue
                                      New York, New York 10019
                                      Attention: Scott Lechner
                                      Telecopier No.: (646)758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                 (SEE ATTACHED)

                                       A-1

MORTGAGE LOAN NUMBER                 PROPERTY NAME                                ADDRESS                         CITY         STATE
------------------------------------------------------------------------------------------------------------------------------------

          1           237 Park Avenue                             237 Park Avenue                         New York               NY
          2           Rosslyn Portfolio                           1000-1100, 1101 Wilson Boulevard        Arlington              VA
         3A           Larken 5 - Hillsborough Ind.                Various                                 Hillsborough           NJ
         3B           Larken 2 - Branchburg Commons               3000-3322 Route 22 West                 West Branchburg        NJ
         3C           Larken 11 - Parsippany Commons              3219 Route 46 East                      Parsippany             NJ
         3D           Larken 9 - Montgomery Commons               Executive Drive & Commons Way           Montgomery             NJ
         3E           Larken 10 - Montgomery Professional Center  10,12,24,30,46 & 50 Vreeland Drive      Skillman               NJ
         3F           Larken 7 - Kingsbridge Center               378 South Branch Road                   Hillsborough           NJ
         3G           Larken 12 - Princess Road Office Park       4 Princess Road                         Lawrenceville          NJ
         3H           Larken 1 - Amwell Commons                   390 Amwell Road                         Hillsborough           NJ
         3I           Larken 15 - Williamson Building             245 Main Street                         Chester                NJ
         3J           Larken 8 - Manors Corner                    160 Lawrenceville-Pennington Road       Lawrenceville          NJ
         3K           Larken 13 - Strykers Crossing               201 Stryker Road                        Lopatcong              NJ
         3L           Larken 3 - Campus View Plaza                1250 Route 28                           Branchburg             NJ
         3M           Larken 14 - Strykers Plaza                  207 Stryker Road                        Lopatcong              NJ
         3N           Larken 6 - Kiddie Academy                   133 Stryker Lane                        Hillsborough           NJ
         3O           Larken 4 - Gateway                          719 Route 206                           Hillsborough           NJ
          4           Bethany Phoenix Portfolio I                 Various                                 Various                AZ
          5           110 William Street                          110 William Street                      New York               NY
          6           Bay Colony Corporate Center                 950,1000,1050 & 1100 Winter Street      Waltham                MA
          7           300 West 6th Street                         300 W. 6th Street                       Austin                 TX
          8           University Mall                             155 Dorset Street                       South Burlington       VT
          9           Monarch Coast                               32400 Crown Valley Parkway              Dana Point             CA
         10           One Orlando Center                          800 North Magnolia Avenue               Orlando                FL
         11           Bethany Colorado Portfolio                  Various                                 Various                CO
         12           50 Danbury Road                             50 Danbury Road                         Wilton                 CT
         13           Frost Bank Tower                            401 Congress Avenue                     Austin                 TX
         14           Jefferson at Congressional Village          198 Halpine Road                        Rockville              MD
         15           Vintage Woods                               26356 Vintage Woods                     Lake Forest            CA
         16           One Congress Plaza                          111 N. Congress Avenue                  Austin                 TX
         17           Courvoisier Centre                          501 and 601 Brickell Key Drive          Miami                  FL
         18           One American Center                         600 Congress Avenue                     Austin                 TX
         19           Westshore Cove                              4003 South Westshore Boulevard          Tampa                  FL
         20           Capistrano Pointe                           26451 Camino De Vista                   San Juan Capistrano    CA
         21           701 Gateway                                 701 Gateway Boulevard                   South San Francisco    CA
         22           Trails at Dominion Park                     150, 200 and 211 Dominion Park Drive    Houston                TX
         23           Villa Tierra                                1630 Orchard Drive                      Placentia              CA
         24           San Jacinto Center                          98 San Jacinto Boulevard                Austin                 TX
         25           Vineyards                                   5601 E. Orangethorpe Avenue             Anaheim                CA
         26           315 Hudson Street                           315 Hudson Street                       New York               NY
         27           Trabuco Highlands                           31872 Joshua Drive                      Trabuco Canyon         CA
         28           Autumn Chase                                8305 South Harvest Lane                 Highlands Ranch        CO
         29           SBS Tower                                   2601 South Bayshore Drive               Coconut Grove          FL
         30           Sunset Village Apartments                   3634 College Boulevard                  Oceanside              CA
         31           133 East 58 Street                          133 East 58th Street                    New York               NY
         32           Beaumont Apartments                         8504 82nd Street SW                     Lakewood               WA
         33           Mallard Cove Apartments                     2504 Conway Road                        Orlando                FL
         34           35, 45, & 55 Morrissey Boulevard            35 - 55 Morrissey Boulevard             Boston                 MA
         35           International Residence                     9811 Copper Creek                       Austin                 TX
         36           Highland Park                               799 Central Avenue                      Highland Park          IL
         37           Avera Commerce Center                       3928-4012 Bluebonnet                    Stafford               TX
         38           Wildwood Crossings                          3535 Missouri Blvd. & 610 Wildwood Dr.  Jefferson City         MO
        39A1          Gold Mile Plaza                             1046 W Patrick Street                   Frederick              MD
        39A2          2021 Gunbarrel Road                         2021 Gunbarrel Road                     Chattanooga            TN
        39A3          Roanoke Center                              4757 Valley View Blvd.                  Roanoke                VA
        39A4          City Mattress                               3541 Treasure Coast Drive               Jenson Beach           FL
        39A5          Mason Road Center                           2201 South Mason Road                   Katy                   TX
        39A6          Riverview Plaza Outparcel                   5461 Urbana Pike                        Frederick              MD
        39A7          Men's Wearhouse                             20125 Highway 59 North                  Humble                 TX
        39A8          12890 Pines Boulevard                       12890 Pines Boulevard                   Pembroke Pines         FL
        40A1          Dulles Town Crossing Out Lot                45450 Dulles Crossing Plaza             Sterling               VA
        40A2          2130 Pleasant Hill Road                     2130 Pleasant Hill Road                 Duluth                 GA
        40A3          1646 Seminole Trail                         1646 Seminole Trail                     Charlottesville        VA
        40A4          2055 Scenic Highway                         2055 Scenic Highway                     Snellville             GA
        40A5          Short Pump Retail Strip                     11591 W. Broad Street                   Richmond               VA
        40A6          Trace Fork                                  86-90 RHL Blvd.                         Charleston             WV
        40A7          Monroe Center                               4757 Pecanland Mall Road                Monroe                 LA
         41           Platinum Valley Apartments                  6201 South Connie Avenue                Sioux Falls            SD
         42           Radice Corporate Center III                 1000 Corporate Drive                    Fort Lauderdale        FL
         43           Chesterfield East Eight                     66-98 THF Boulevard                     Chesterfield           MO
         44           Beltway Crossing                            6322 Governor Ritchie Highway           Glen Burnie            MD
         45           Westward Square                             6233 Gulfton Street                     Houston                TX
         46           11399 16th Court North                      11399 16th Court North                  St. Petersburg         FL
         47           Somers Point Village I& II                  50 Mays Landing Road                    Somers Point           NJ
         48           Riverside Place Shopping Center             2410 East Riverside Drive               Austin                 TX
         49           Plaza On San Felipe                         1635-1745 South Voss Road               Houston                TX
         50           Valley Forge Hampton Inn & Suites           100 Cresson Boulevard                   Phoenixville           PA
         51           8505 Freepoint Parkway Office Building      8505 Freeport Parkway                   Irving                 TX
         52           Golf Villas at Sabal Palm                   5900 NW 46th Terrace                    Tamarac                FL
         53           Doral 41st Street                           10355-10421 NW 41st Street              Doral                  FL
         54           Holiday Inn Express - Hesperia              9750 Keypointe Avenue                   Hesperia               CA
         55           Preston Frankford                           18101 Preston Road                      Dallas                 TX
         56           Countryside Station                         3830 Nova Road                          Port Orange            FL
         57           Enclave                                     1550 Jackson-Keller Road                San Antonio            TX
         58           Addison Court                               17940 Military Trail                    Boca Raton             FL
         59           Stonecrest Parc                             7200-7230 Stonecrest Parkway            Lithonia               GA
         60           64 Danbury Road                             64 Danbury Road                         Wilton                 CT
         61           Overlake Apartments                         7920 Northwest 21st Street              Bethany                OK
         62           Valleytree Apartments                       2513 Summer Tree Circle                 Arlington              TX
         63           Hill Top Apartments                         3200 South Center Street                Arlington              TX
         64           Walgreens Eastpointe                        17755 East 8 Mile Road                  Eastpointe             MI
         65           Inwood-Quorum                               4800 Belt Line Road                     Addison                TX
         66           Hilton Garden Inn - Lexington               1973 Plaudit Place                      Lexington              KY
         67           STORExpress                                 200 South 22nd Street                   Pittsburgh             PA
         68           West End Commons                            650 Henderson Drive                     Cartersville           GA
         69           BayBridge Commons                           280-02 Cross Island Parkway             Bay Terrace            NY
         70           Avondale Corporate Center                   125 South Avondale Boulevard            Avondale               AZ
         71           Fedex Boise                                 6752 South Business Road                Boise                  ID
         72           Schoolhouse Plaza                           10000 Montgomery Road                   Montgomery             OH
         73           Walgreens - Tulsa                           12802 E 96th Street                     Owasso                 OK
         74           Columbine Valley Shopping Center            3615-3625 West Bowles Avenue            Littleton              CO
         75           Oak Creek                                   12900 North MoPac                       Austin                 TX
         76           2031 Florida Avenue                         2031-2033 Florida Avenue, NW            Washington             DC
         77           TruSeal Technologies                        6680 Parkland Boulevard                 Solon                  OH
         78           CVS - Greencastle, PA                       305 West Baltimore Street               Greencastle            PA
         79           Walgreens Houston                           8800 Richmond Avenue                    Houston                TX
         80           Gardendale Exchange                         841 Odum Road                           Gardendale             AL
         81           Walgreen's Canton                           5122 Tuscarawas Street NW               Canton                 OH
         82           Bonita Springs                              28441 South Tamiami Trail               Bonita Springs         FL
         83           Linens 'n Things                            2712 North Central Expressway           Plano                  TX
         84           Shoppes of Southland                        7400 Southland Blvd.                    Orlando                FL
         85           1316 Madison Ave                            1316 Madison Avenue                     New York               NY
         86           Walgreens - Bennettsville                   1146 Cheraw Street                      Bennettsville          SC
         87           Center Creek Plaza                          625, 629, and 633 Centerville Road      Garland                TX
         88           Union Park Shopping Center                  10413-10543 East Colonial Drive         Orlando                FL
         89           Southridge Plaza                            2095-2103 S. Highland Avenue            Jackson                TN
         90           Ferguson Enterprises                        215 Peregrine Way                       Knoxville              TN

MORTGAGE LOAN NUMBER  ZIP CODE  CUT-OFF DATE BALANCE  MONTHLY P&I PAYMENT  MORTGAGE RATE  REMAINING TERM TO MATURITY  MATURITY DATE
------------------------------------------------------------------------------------------------------------------------------------

          1             10017        419,600,000          2,224,310.14        6.27409                 119                6/11/2017
          2             22209        310,000,000          1,527,215.93        5.83082                 119                6/11/2017
         3A             08844         45,800,000            217,862.75        5.63000                 117                4/11/2017
         3B             08876         23,980,000            114,068.75        5.63000                 117                4/11/2017
         3C             07054         13,500,000             64,217.19        5.63000                 117                4/11/2017
         3D             08502         13,320,000             63,360.96        5.63000                 117                4/11/2017
         3E             08558         11,000,000             52,325.12        5.63000                 117                4/11/2017
         3F             08844         10,920,000             51,944.57        5.63000                 117                4/11/2017
         3G             08648          9,580,000             45,570.42        5.63000                 117                4/11/2017
         3H             08844          8,960,000             42,621.19        5.63000                 117                4/11/2017
         3I             07930          8,520,000             40,528.18        5.63000                 117                4/11/2017
         3J             08648          6,660,000             31,680.48        5.63000                 117                4/11/2017
         3K             08865          6,400,000             30,443.70        5.63000                 117                4/11/2017
         3L             08844          6,300,000             29,968.02        5.63000                 117                4/11/2017
         3M             08865          2,760,000             13,128.85        5.63000                 117                4/11/2017
         3N             08844          2,180,000             10,369.89        5.63000                 117                4/11/2017
         3O             08844          2,120,000             10,084.48        5.63000                 117                4/11/2017
          4            Various       164,500,000            795,007.18        5.72000                  59                6/11/2012
          5             10038        156,600,000            905,017.50        6.84000                  59                6/11/2012
          6             02451        143,900,000            794,319.46        6.53319                  59                6/11/2012
          7             78701        127,000,000            644,999.78        6.01100                 119                6/11/2017
          8             05403         92,000,000            443,380.37        5.70400                 117                4/11/2017
          9             92629         79,500,000            381,862.24        5.68500                 118                5/11/2017
         10             32803         68,250,000            339,934.77        5.89500                 118                5/11/2017
         11            Various        65,000,000            301,878.66        5.49680                  58                5/11/2012
         12             06897         64,000,000            376,582.26        5.82600                 120                7/11/2017
         13             78701         61,300,000            313,864.51        6.06000                 119                6/11/2017
         14             20852         61,000,000            332,428.82        6.45000                  51               10/11/2011
         15             92630         58,500,000            281,586.09        5.69700                 118                5/11/2017
         16             78701         57,000,000            293,003.75        6.08400                 119                6/11/2017
         17             33131         53,580,000            246,207.99        5.43864                  82                5/11/2014
         18             78701         50,900,000            259,324.90        6.03000                 119                6/11/2017
         19             33611         50,000,000            234,884.26        5.56000                  59                6/11/2012
         20             92675         48,500,000            233,984.43        5.71000                 118                5/11/2017
         21             94080         46,900,000            224,284.05        5.66000                  56                3/11/2012
         22             77090         44,725,000            270,165.10        6.07000                 117                4/11/2017
         23             92629         43,200,000            208,634.00        5.71600                 118                5/11/2017
         24             78701         43,000,000            219,730.00        6.04800                 119                6/11/2017
         25             92807         40,900,000            196,835.04        5.69600                 118                5/11/2017
         26             10013         35,000,000            154,068.87        5.21000                 117                4/11/2017
         27             92679         32,300,000            156,456.49        5.73300                 118                5/11/2017
         28             80126         29,100,000            140,021.86        5.69500                 118                5/11/2017
         29             33133         29,000,000            149,241.15        6.09090                  58                5/11/2012
         30             92056         25,500,000            122,807.29        5.70000                 117                4/11/2017
         31             10022         25,000,000            110,049.19        5.21000                 117                4/11/2017
         32             98498         24,500,000            142,353.40        5.71000                 116                3/11/2017
         33             32812         24,250,000            141,593.45        5.75500                 116                3/11/2017
         34             02125         24,000,000            143,844.88        6.43000                  59                6/11/2012
         35             78729         23,300,000            109,456.06        5.56000                 117                4/11/2017
         36             60035         23,250,000            139,246.05        5.99000                 120                7/11/2017
         37             77477         19,912,500            114,668.43        5.62825                 118                5/11/2017
         38             65109         17,600,000            104,955.79        5.95000                 120                7/11/2017
        39A1            21701          4,160,000             26,212.01        6.47000                 120                7/11/2017
        39A2            37421          2,500,000             15,752.41        6.47000                 120                7/11/2017
        39A3            24012          2,390,000             15,059.30        6.47000                 120                7/11/2017
        39A4            34957          2,250,000             14,177.17        6.47000                 120                7/11/2017
        39A5            77450          2,060,000             12,979.99        6.47000                 120                7/11/2017
        39A6            21704          1,750,000             11,026.69        6.47000                 120                7/11/2017
        39A7            77338          1,380,000              8,695.33        6.47000                 120                7/11/2017
        39A8            33027          1,010,000              6,363.97        6.47000                 120                7/11/2017
        40A1            20166          3,280,000             20,667.16        6.47000                 120                7/11/2017
        40A2            30096          2,860,000             18,020.76        6.47000                 120                7/11/2017
        40A3            22901          2,480,000             15,626.39        6.47000                 120                7/11/2017
        40A4            30078          2,440,000             15,374.35        6.47000                 120                7/11/2017
        40A5            23233          2,160,000             13,610.08        6.47000                 120                7/11/2017
        40A6            25309          2,160,000             13,610.08        6.47000                 120                7/11/2017
        40A7            71203          1,240,000              7,813.19        6.47000                 120                7/11/2017
         41             57108         16,400,000            100,338.52        6.19000                 119                6/11/2017
         42             33334         16,000,000             93,676.81        5.78000                 118                5/11/2017
         43             63005         15,500,000             97,563.16        6.46000                 180                7/11/2022
         44             21061         14,700,000             86,440.01        5.82000                 119                6/11/2017
         45             77081         13,500,000             82,420.69        6.17000                 119                6/11/2017
         46             33716         12,275,000             63,264.55        6.10000                  57                4/11/2012
         47             08244         12,112,500             75,685.11        6.39000                 119                6/11/2017
         48             78741         11,600,000             58,119.49        5.93000                  81                4/11/2014
         49             77057         11,412,000             75,006.85        6.88000                 180                7/11/2022
         50             19460         11,000,000             63,426.42        5.64000                 118                5/11/2017
         51             75063         10,475,287             63,656.31        6.10000                  57                4/11/2012
         52             33319          9,700,000             49,501.44        6.04000                  58                5/11/2012
         53             33178          9,200,000             54,509.70        5.89000                 120                7/11/2017
         54             92345          8,983,580             54,017.42        6.01000                 118                5/11/2017
         55             75252          8,796,000             57,812.85        6.88000                 180                7/11/2022
         56             32129          8,500,000             51,613.92        6.11900                 119                6/11/2017
         57             78213          8,400,000             40,667.08        5.73000                 117                4/11/2017
         58             33496          7,800,000             46,364.50        5.92000                 119                6/11/2017
         59             30038          7,063,000             46,422.48        6.88000                 180                7/11/2022
         60             06897          7,000,000             41,188.68        5.82600                 120                7/11/2017
         61             73008          7,000,000             41,117.30        5.81000                 117                4/11/2017
         62             76006          6,530,000             41,661.30        6.59000                  60                 7/1/2012
         63             76014          6,200,000             29,230.42        5.58000                 118                5/11/2017
         64             48021          5,744,000             28,779.17        5.93000                  83                6/11/2014
         65             75001          5,490,000             35,066.00        6.60000                 178                5/11/2022
         66             40509          5,390,753             33,389.34        6.29000                  58                5/11/2012
         67             15203          5,200,000             30,577.42        5.82000                  58                5/11/2012
         68             30120          5,200,000             31,243.52        6.02000                 119                6/11/2017
         69             11360          5,000,000             25,051.50        5.93000                 118                5/11/2017
         70             85323          4,994,936             29,688.83        5.91000                 119                6/11/2017
         71             83716          4,870,000             23,745.93        5.77100                 119                6/11/2017
         72             45242          4,422,000             29,064.17        6.88000                 180                7/11/2022
         73             74055          4,400,000             22,045.32        5.93000                 118                5/11/2017
         74             80123          4,200,000             24,777.52        5.85000                 117                4/11/2017
         75             78727          4,050,000             25,812.20        6.58000                 120                7/11/2017
         76             20009          4,000,000             23,674.29        5.88000                 120                7/11/2017
         77             44139          3,750,000             22,218.63        5.89000                 118                5/11/2017
         78             17225          3,689,490             23,299.30        5.76000                 118                5/11/2017
         79             77063          3,530,000             17,209.16        5.77000                 118                5/11/2017
         80             35071          3,493,471             20,782.18        5.91000                 118                5/11/2017
         81             44708          3,441,341             19,907.56        5.66000                 119                6/11/2017
         82             34134          3,400,000             21,045.07        6.30000                 121                8/11/2017
         83             75074          3,300,000             19,531.29        5.88000                 119                6/11/2017
         84             32809          3,050,000             17,798.97        5.75000                 117                4/11/2017
         85             10128          3,000,000             16,070.14        6.34000                 121                8/11/2017
         86             29512          3,000,000             18,491.03        6.26000                 119                6/11/2017
         87             75041          2,400,000             14,250.64        5.91000                 119                6/11/2017
         88             32817          2,293,314             13,612.72        5.88000                 117                4/11/2017
         89             38301          1,850,000             11,175.08        6.07000                 117                4/11/2017
         90             37922          1,800,000             11,212.00        6.36000                 120                7/11/2017

MORTGAGE LOAN NUMBER  REMAINING AMORTIZATION TERM  INTEREST ACCRUAL BASIS  ADMINISTRATIVE COST RATE (%)
-------------------------------------------------------------------------------------------------------

          1                         0                     Act/360                      0.02047
          2                         0                     Act/360                      0.02047
         3A                         0                     Act/360                      0.02047
         3B                         0                     Act/360                      0.02047
         3C                         0                     Act/360                      0.02047
         3D                         0                     Act/360                      0.02047
         3E                         0                     Act/360                      0.02047
         3F                         0                     Act/360                      0.02047
         3G                         0                     Act/360                      0.02047
         3H                         0                     Act/360                      0.02047
         3I                         0                     Act/360                      0.02047
         3J                         0                     Act/360                      0.02047
         3K                         0                     Act/360                      0.02047
         3L                         0                     Act/360                      0.02047
         3M                         0                     Act/360                      0.02047
         3N                         0                     Act/360                      0.02047
         3O                         0                     Act/360                      0.02047
          4                         0                     Act/360                      0.02047
          5                         0                     Act/360                      0.50047
          6                         0                     Act/360                      0.02047
          7                         0                     Act/360                      0.02047
          8                         0                     Act/360                      0.04047
          9                         0                     Act/360                      0.02047
         10                         0                     Act/360                      0.02047
         11                         0                     Act/360                      0.02047
         12                       360                     Act/360                      0.02047
         13                         0                     Act/360                      0.02047
         14                         0                     Act/360                      0.02047
         15                         0                     Act/360                      0.02047
         16                         0                     Act/360                      0.02047
         17                         0                     Act/360                      0.02047
         18                         0                     Act/360                      0.02047
         19                         0                     Act/360                      0.02047
         20                         0                     Act/360                      0.02047
         21                         0                     Act/360                      0.02047
         22                       360                     Act/360                      0.06047
         23                         0                     Act/360                      0.02047
         24                         0                     Act/360                      0.02047
         25                         0                     Act/360                      0.02047
         26                         0                     Act/360                      0.02047
         27                         0                     Act/360                      0.02047
         28                         0                     Act/360                      0.02047
         29                         0                     Act/360                      0.06047
         30                         0                     Act/360                      0.02047
         31                         0                     Act/360                      0.02047
         32                       360                     Act/360                      0.02047
         33                       360                     Act/360                      0.02047
         34                       420                     Act/360                      0.02047
         35                         0                     Act/360                      0.02047
         36                       360                     Act/360                      0.02047
         37                       360                     Act/360                      0.02047
         38                       360                     Act/360                      0.02047
        39A1                      360                     Act/360                      0.02047
        39A2                      360                     Act/360                      0.02047
        39A3                      360                     Act/360                      0.02047
        39A4                      360                     Act/360                      0.02047
        39A5                      360                     Act/360                      0.02047
        39A6                      360                     Act/360                      0.02047
        39A7                      360                     Act/360                      0.02047
        39A8                      360                     Act/360                      0.02047
        40A1                      360                     Act/360                      0.02047
        40A2                      360                     Act/360                      0.02047
        40A3                      360                     Act/360                      0.02047
        40A4                      360                     Act/360                      0.02047
        40A5                      360                     Act/360                      0.02047
        40A6                      360                     Act/360                      0.02047
        40A7                      360                     Act/360                      0.02047
         41                       360                     Act/360                      0.02047
         42                       360                     Act/360                      0.02047
         43                       360                     Act/360                      0.02047
         44                       360                     Act/360                      0.02047
         45                       360                     Act/360                      0.02047
         46                         0                     Act/360                      0.02047
         47                       360                     Act/360                      0.02047
         48                         0                     Act/360                      0.02047
         49                       360                     Act/360                      0.02047
         50                       360                     Act/360                      0.02047
         51                       357                     Act/360                      0.02047
         52                         0                     Act/360                      0.02047
         53                       360                     Act/360                      0.02047
         54                       358                     Act/360                      0.02047
         55                       360                     Act/360                      0.02047
         56                       360                     Act/360                      0.02047
         57                         0                     Act/360                      0.02047
         58                       360                     Act/360                      0.02047
         59                       360                     Act/360                      0.02047
         60                       360                     Act/360                      0.02047
         61                       360                     Act/360                      0.02047
         62                       360                     Act/360                      0.13047
         63                         0                     Act/360                      0.02047
         64                         0                     Act/360                      0.02047
         65                       360                     Act/360                      0.02047
         66                       358                     Act/360                      0.02047
         67                       360                     Act/360                      0.02047
         68                       360                     Act/360                      0.02047
         69                         0                     Act/360                      0.02047
         70                       359                     Act/360                      0.02047
         71                         0                     Act/360                      0.02047
         72                       360                     Act/360                      0.02047
         73                         0                     Act/360                      0.02047
         74                       360                     Act/360                      0.06047
         75                       360                     Act/360                      0.02047
         76                       360                     Act/360                      0.02047
         77                       360                     Act/360                      0.02047
         78                       298                     Act/360                      0.02047
         79                         0                     Act/360                      0.02047
         80                       358                     Act/360                      0.02047
         81                       359                     Act/360                      0.02047
         82                       360                     Act/360                      0.02047
         83                       360                     Act/360                      0.02047
         84                       360                     Act/360                      0.06047
         85                         0                     Act/360                      0.02047
         86                       360                     Act/360                      0.08047
         87                       360                     Act/360                      0.06047
         88                       357                     Act/360                      0.02047
         89                       360                     Act/360                      0.02047
         90                       360                     Act/360                      0.02047

MORTGAGE LOAN NUMBER  OUTSIDE SERVICING FEE RATE (%)  GROUND LEASE?         MORTGAGE LOAN SELLER  DEFEASANCE
---------------------------------------------------------------------------------------------------------------------

          1                          0.020            Fee Simple            LB                    Defeasance
          2                          0.020            Fee Simple            LB                    Defeasance
         3A                          0.020            Fee Simple            LB                    Defeasance
         3B                          0.020            Fee Simple            LB                    Defeasance
         3C                          0.020            Fee Simple            LB                    Defeasance
         3D                          0.020            Fee Simple            LB                    Defeasance
         3E                          0.020            Fee Simple            LB                    Defeasance
         3F                         0.0200            Fee Simple            LB                    Defeasance
         3G                          0.020            Fee Simple            LB                    Defeasance
         3H                          0.020            Fee Simple            LB                    Defeasance
         3I                          0.020            Fee Simple            LB                    Defeasance
         3J                          0.020            Fee Simple            LB                    Defeasance
         3K                          0.020            Fee Simple            LB                    Defeasance
         3L                          0.020            Fee Simple            LB                    Defeasance
         3M                          0.020            Fee Simple            LB                    Defeasance
         3N                        0.02000            Fee Simple            LB                    Defeasance
         3O                          0.020            Fee Simple            LB                    Defeasance
          4                          0.020            Fee Simple            LB                    Defeasance
          5                          0.500            Fee Simple            LB                    Defeasance
          6                          0.020            Fee Simple            LB                    Defeasance
          7                          0.020            Fee Simple            LB                    Defeasance
          8                          0.040            Fee Simple            LB                    Defeasance
          9                          0.020            Fee Simple            LB                    Yield Maintenance
         10                          0.020            Fee Simple            LB                    Defeasance
         11                          0.020            Fee Simple            LB                    Defeasance
         12                          0.020            Fee Simple            LB                    Defeasance
         13                          0.020            Fee Simple/Leasehold  LB                    Defeasance
         14                          0.020            Leasehold             LB                    Yield Maintenance
         15                          0.020            Fee Simple            LB                    Yield Maintenance
         16                          0.020            Fee Simple            LB                    Defeasance
         17                          0.020            Fee Simple            LB                    Defeasance
         18                          0.020            Fee Simple/Leasehold  LB                    Defeasance
         19                          0.020            Fee Simple            LB                    Defeasance
         20                          0.020            Fee Simple            LB                    Yield Maintenance
         21                          0.020            Fee Simple            LB                    Defeasance
         22                          0.060            Fee Simple            LB                    Defeasance
         23                          0.020            Fee Simple            LB                    Yield Maintenance
         24                          0.020            Fee Simple            LB                    Defeasance
         25                          0.020            Fee Simple            LB                    Yield Maintenance
         26                          0.020            Fee Simple            LB                    Defeasance
         27                          0.020            Fee Simple            LB                    Yield Maintenance
         28                          0.020            Fee Simple            LB                    Yield Maintenance
         29                          0.060            Fee Simple            LB                    Yield Maintenance
         30                          0.020            Fee Simple            LB                    Defeasance
         31                          0.020            Fee Simple            LB                    Defeasance
         32                          0.020            Fee Simple            LB                    Defeasance
         33                          0.020            Fee Simple            LB                    Defeasance
         34                          0.020            Fee Simple            LB                    Defeasance
         35                          0.020            Fee Simple            LB                    Defeasance
         36                          0.020            Fee Simple            LB                    Defeasance
         37                          0.020            Fee Simple            LB                    Defeasance
         38                          0.020            Fee Simple            LB                    Defeasance
        39A1                         0.020            Fee Simple            LB                    Defeasance
        39A2                         0.020            Fee Simple            LB                    Defeasance
        39A3                         0.020            Fee Simple            LB                    Defeasance
        39A4                         0.020            Fee Simple            LB                    Defeasance
        39A5                         0.020            Fee Simple            LB                    Defeasance
        39A6                         0.020            Fee Simple            LB                    Defeasance
        39A7                         0.020            Fee Simple            LB                    Defeasance
        39A8                         0.020            Fee Simple            LB                    Defeasance
        40A1                         0.020            Fee Simple/Leasehold  LB                    Defeasance
        40A2                         0.020            Fee Simple            LB                    Defeasance
        40A3                         0.020            Fee Simple            LB                    Defeasance
        40A4                         0.020            Fee Simple            LB                    Defeasance
        40A5                         0.020            Fee Simple            LB                    Defeasance
        40A6                         0.020            Fee Simple            LB                    Defeasance
        40A7                         0.020            Fee Simple            LB                    Defeasance
         41                          0.020            Fee Simple            LB                    Yield Maintenance
         42                          0.020            Fee Simple            LB                    Defeasance
         43                          0.020            Fee Simple            LB                    Defeasance
         44                          0.020            Fee Simple            LB                    Defeasance
         45                          0.020            Fee Simple            LB                    Yield Maintenance
         46                          0.020            Fee Simple            LB                    Defeasance
         47                          0.020            Fee Simple            LB                    Defeasance
         48                          0.020            Fee Simple            LB                    Defeasance
         49                          0.020            Fee Simple            LB                    Yield Maintenance
         50                          0.020            Fee Simple            LB                    Defeasance
         51                          0.020            Fee Simple            LB                    Defeasance
         52                          0.020            Fee Simple            LB                    Defeasance
         53                          0.020            Fee Simple            LB                    Defeasance
         54                          0.020            Fee Simple            LB                    Defeasance
         55                          0.020            Fee Simple            LB                    Yield Maintenance
         56                          0.020            Fee Simple            LB                    Defeasance
         57                          0.020            Fee Simple            LB                    Defeasance
         58                          0.020            Fee Simple            LB                    Defeasance
         59                          0.020            Fee Simple            LB                    Yield Maintenance
         60                          0.020            Fee Simple            LB                    Defeasance
         61                          0.020            Fee Simple            LB                    Defeasance
         62                          0.130            Fee Simple            LB                    Defeasance
         63                          0.020            Fee Simple            LB                    Defeasance
         64                          0.020            Fee Simple            LB                    Defeasance
         65                          0.020            Fee Simple            LB                    Yield Maintenance
         66                          0.020            Fee Simple            LB                    Defeasance
         67                          0.020            Fee Simple            LB                    Defeasance
         68                          0.020            Fee Simple            LB                    Defeasance
         69                          0.020            Fee Simple            LB                    Defeasance
         70                          0.020            Fee Simple            LB                    Yield Maintenance
         71                          0.020            Fee Simple            LB                    Defeasance
         72                          0.020            Fee Simple            LB                    Yield Maintenance
         73                          0.020            Fee Simple            LB                    Defeasance
         74                          0.060            Fee Simple            LB                    Defeasance
         75                          0.020            Fee Simple            LB                    Yield Maintenance
         76                          0.020            Fee Simple            LB                    Defeasance
         77                          0.020            Fee Simple            LB                    Defeasance
         78                          0.020            Fee Simple            LB                    Defeasance
         79                          0.020            Fee Simple            LB                    Defeasance
         80                          0.020            Fee Simple            LB                    Defeasance
         81                          0.020            Fee Simple            LB                    Defeasance
         82                          0.020            Fee Simple            LB                    Defeasance
         83                          0.020            Leasehold             LB                    Defeasance
         84                          0.060            Fee Simple            LB                    Defeasance
         85                          0.020            Fee Simple            LB                    Defeasance
         86                          0.080            Fee Simple            LB                    Defeasance
         87                          0.060            Fee Simple            LB                    Defeasance
         88                          0.020            Fee Simple            LB                    Defeasance
         89                          0.020            Fee Simple            LB                    Defeasance
         90                          0.020            Fee Simple            LB                    Defeasance

 MORTGAGE    ARD MORTGAGE     ANTICIPATED        ADDITIONAL                                         MORTGAGE
LOAN NUMBER      LOAN        REPAYMENT DATE     INTEREST RATE            CROSS COLLATERALIZED      LOAN GROUP
---------------------------------------------------------------------------------------------------------------

      1           No              N/A                N/A                              No                1
      2           No              N/A                N/A                              No                1
     3A           No              N/A                N/A                       Yes (LB-A)               1
     3B           No              N/A                N/A                       Yes (LB-A)               1
     3C           No              N/A                N/A                       Yes (LB-A)               1
     3D           No              N/A                N/A                       Yes (LB-A)               1
     3E           No              N/A                N/A                       Yes (LB-A)               1
     3F           No              N/A                N/A                       Yes (LB-A)               1
     3G           No              N/A                N/A                       Yes (LB-A)               1
     3H           No              N/A                N/A                       Yes (LB-A)               1
     3I           No              N/A                N/A                       Yes (LB-A)               1
     3J           No              N/A                N/A                       Yes (LB-A)               1
     3K           No              N/A                N/A                       Yes (LB-A)               1
     3L           No              N/A                N/A                       Yes (LB-A)               1
     3M           No              N/A                N/A                       Yes (LB-A)               1
     3N           No              N/A                N/A                       Yes (LB-A)               1
     3O           No              N/A                N/A                       Yes (LB-A)               1
      4           No              N/A                N/A                              No                2
      5           No              N/A                N/A                              No                1
      6           No              N/A                N/A                              No                1
      7           No              N/A                N/A                              No                1
      8           No              N/A                N/A                              No                1
      9           No              N/A                N/A                              No                2
     10           No              N/A                N/A                              No                1
     11           No              N/A                N/A                              No                2
     12           No              N/A                N/A                       Yes (LB-B)               1
     13           No              N/A                N/A                              No                1
     14           No              N/A                N/A                              No                2
     15           No              N/A                N/A                              No                2
     16           No              N/A                N/A                              No                1
     17           No              N/A                N/A                              No                1
     18           No              N/A                N/A                              No                1
     19           No              N/A                N/A                              No                2
     20           No              N/A                N/A                              No                2
     21           No              N/A                N/A                              No                1
     22           No              N/A                N/A                              No                2
     23           No              N/A                N/A                              No                2
     24           No              N/A                N/A                              No                1
     25           No              N/A                N/A                              No                2
     26           No              N/A                N/A                              No                1
     27           No              N/A                N/A                              No                2
     28           No              N/A                N/A                              No                2
     29           No              N/A                N/A                              No                1
     30           No              N/A                N/A                              No                2
     31           No              N/A                N/A                              No                1
     32           No              N/A                N/A                              No                2
     33           No              N/A                N/A                              No                2
     34           No              N/A                N/A                              No                1
     35           No              N/A                N/A                              No                2
     36           No              N/A                N/A                              No                1
     37           No              N/A                N/A                              No                1
     38           No              N/A                N/A                              No                1
    39A1          No              N/A                N/A                       Yes (LB-I)               1
    39A2          No              N/A                N/A                       Yes (LB-I)               1
    39A3          No              N/A                N/A                       Yes (LB-I)               1
    39A4          No              N/A                N/A                       Yes (LB-I)               1
    39A5          No              N/A                N/A                       Yes (LB-I)               1
    39A6          No              N/A                N/A                       Yes (LB-I)               1
    39A7          No              N/A                N/A                       Yes (LB-I)               1
    39A8          No              N/A                N/A                       Yes (LB-I)               1
    40A1          No              N/A                N/A                       Yes (LB-G)               1
    40A2          No              N/A                N/A                       Yes (LB-G)               1
    40A3          No              N/A                N/A                       Yes (LB-G)               1
    40A4          No              N/A                N/A                       Yes (LB-G)               1
    40A5          No              N/A                N/A                       Yes (LB-G)               1
    40A6          No              N/A                N/A                       Yes (LB-G)               1
    40A7          No              N/A                N/A                       Yes (LB-G)               1
     41           No              N/A                N/A                              No                2
     42           No              N/A                N/A                              No                1
     43           No              N/A                N/A                              No                1
     44           No              N/A                N/A                              No                1
     45           No              N/A                N/A                              No                2
     46           No              N/A                N/A                              No                1
     47           No              N/A                N/A                              No                2
     48           No              N/A                N/A                              No                1
     49           No              N/A                N/A                              No                1
     50           No              N/A                N/A                              No                1
     51           No              N/A                N/A                              No                1
     52           No              N/A                N/A                              No                2
     53           No              N/A                N/A                              No                1
     54           No              N/A                N/A                              No                1
     55           No              N/A                N/A                              No                1
     56           No              N/A                N/A                              No                1
     57           No              N/A                N/A                              No                2
     58           No              N/A                N/A                              No                1
     59           No              N/A                N/A                              No                1
     60           No              N/A                N/A                       Yes (LB-B)               1
     61           No              N/A                N/A                              No                2
     62           No              N/A                N/A                              No                2
     63           No              N/A                N/A                              No                2
     64           No              N/A                N/A                              No                1
     65           No              N/A                N/A                              No                1
     66           No              N/A                N/A                              No                1
     67           No              N/A                N/A                              No                1
     68           No              N/A                N/A                              No                1
     69           No              N/A                N/A                              No                1
     70           No              N/A                N/A                              No                1
     71           No              N/A                N/A                              No                1
     72           No              N/A                N/A                              No                1
     73           No              N/A                N/A                              No                1
     74           No              N/A                N/A                              No                1
     75           No              N/A                N/A                              No                1
     76           No              N/A                N/A                              No                1
     77           No              N/A                N/A                              No                1
     78           No              N/A                N/A                              No                1
     79           No              N/A                N/A                              No                1
     80           No              N/A                N/A                              No                1
     81           No              N/A                N/A                              No                1
     82           No              N/A                N/A                              No                1
     83           No              N/A                N/A                              No                1
     84           No              N/A                N/A                              No                1
     85           No              N/A                N/A                              No                1
     86           No              N/A                N/A                              No                1
     87           No              N/A                N/A                              No                1
     88           No              N/A                N/A                              No                1
     89           No              N/A                N/A                              No                1
     90           No              N/A                N/A                              No                1